FOR IMMEDIATE RELEASE

Matthew Meyer
Horizon Global Corporation
Chief Accounting Officer
(734) 656-3000
mmeyer@horizonglobal.com

HORIZON GLOBAL ANNOUNCES AGREEMENT WITH FIRST BRANDS GROUP

Plymouth, Michigan, January 3, 2023 — Horizon Global Corporation (NYSE: HZN) (“Horizon Global”), one of the world’s leading manufacturers of branded towing and trailering equipment, today announced it has entered into a definitive merger agreement with First Brands Group, LLC (“First Brands”), a global automotive parts manufacturer that serves the worldwide automotive aftermarket, pursuant to which First Brands will acquire Horizon Global (the “Transaction”). The terms of the Transaction include an all-cash tender offer, which upon successful closing will entitle each stockholder of Horizon Global’s common stock to receive cash consideration of $1.75 per share.

Highlights of the Transaction:
▪The Transaction will result in a collection of market leading brands within the automotive industry, serving both OEM and the aftermarket channels under one group. Horizon Global’s portfolio of pioneering towing and trailering brands and innovative products are complementary to First Brand’s well recognized portfolio of braking solutions, filters, wiper blades, gas springs, spark plugs and fuel and water pumps, offering best-in-class technology, engineering, manufacturing and customer service.
▪The combined group will have improved access to capital to ensure the continued growth and product development that has been a long-term strategic priority for Horizon Global, enabling the group to focus on serving its broad customer base without interruption.
▪Despite the difficult market backdrop, the Transaction represents a 31% premium to the trading price prior to the strategic alternative announcement in August 2022, and a 237% premium over the 30 day volume weighted trading price in Horizon Global’s common stock.

“The Transaction represents the culmination of a thorough review of strategic alternatives announced in August and represents what we believe is the best outcome for our customers, suppliers, shareholders and employees,” stated Horizon Global’s interim CEO and Board Chair John C. Kennedy. “After consideration of a number of different alternatives, the Board believes this Transaction is the best path forward for shareholders to address Horizon Global’s capital needs while supporting the long-term growth and sustainability of Horizon Global’s business. Our management team and employees of Horizon Global are committed to delivering innovative, high-quality towing and trailering products, and this Transaction provides the resources needed to deliver on that commitment.”

“We are pleased to welcome Horizon Global to the First Brands family, we are excited to build on Horizon Global’s established products, brands and customers and we look forward to realizing benefits for both Horizon Global and First Brands as we move forward,” stated Guy Andrysick, Executive Vice President, First Brands.

The closing of the Transaction is subject to certain conditions, including the tender of shares representing at least a majority of the total number of Horizon Global’s outstanding shares of common stock, the tender of Series B preferred stock at a cash consideration equal to the applicable redemption price and other customary conditions. Other than filings with the SEC, no regulatory filings or approvals are anticipated in connection with the Transaction. Horizon Global expects the Transaction to be completed in the first quarter of 2023.

Jefferies LLC acted as financial advisor and Lincoln International LLC provided a Fairness Opinion to Horizon Global, and Jones Day acted as legal counsel to Horizon Global. Paul Hastings LLP acted as legal counsel to First Brands.

Important Information About the Tender Offer

The tender offer for the outstanding shares of common stock and Series B preferred stock of Horizon Global referenced in this document has not yet commenced. This document is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell shares, nor is it a substitute for the tender offer materials that First Brands and its subsidiary will file with the SEC. At the time the tender offer is commenced, First Brands and its subsidiary will file tender offer materials on Schedule TO, and, thereafter, Horizon Global will file a Solicitation/Recommendation Statement on Schedule 14D-9 with the SEC with respect to the tender offer.

THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A RELATED LETTER OF TRANSMITTAL AND CERTAIN OTHER TENDER OFFER DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT WILL CONTAIN IMPORTANT INFORMATION. HORIZON GLOBAL’S STOCKHOLDERS ARE URGED TO READ THESE DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE (AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME) BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT HOLDERS OF SHARES OF HORIZON GLOBAL’S COMMON STOCK AND SERIES B PREFERRED STOCK SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES.

The Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, will be made available to all of Horizon Global’s stockholders at no expense to them. The tender offer materials and the Solicitation/Recommendation Statement will be made available for free at the SEC’s website at www.sec.gov. Additional copies of the tender offer materials may be obtained for free by contacting First Brands at First Brands Group, LLC, 127 Public Square, Suite 5300, Cleveland, Ohio 44114 or (216) 906-2744 or by contacting Horizon Global at Horizon Global Corporation 47912 Halyard Drive, Suite 100, Plymouth, Michigan 48170 or (734) 656-3000. In addition to the Offer to Purchase, the related Letter of Transmittal and certain other tender offer documents, as well as the Solicitation/Recommendation Statement, Horizon Global files annual, quarterly and current reports and other information with the SEC.

About Horizon Global
Headquartered in Plymouth, MI, Horizon Global is a leading designer, manufacturer and distributor of a wide variety of high-quality, custom-engineered towing, trailering, cargo management and other related accessory products in North America, Europe and Africa. Horizon Global serves automotive original equipment manufacturers, retailers, dealer networks and the end consumer as the category leader in the automotive, leisure and agricultural market segments. Horizon Global provides its customers with outstanding products and services that reflect Horizon Global's commitment to market leadership, innovation and operational excellence. Horizon Global’s mission is to utilize forward-thinking technology to develop and deliver premium products for our customers, engage with our employees and create value for our shareholders.

Horizon Global maintains a collection of regionally recognized brands in the towing and trailering industry, including: Draw-Tite, Reese, Westfalia, BULLDOG, Fulton and Tekonsha. Horizon Global has approximately 3,500 employees.

For more information, please visit www.horizonglobal.com.

About First Brands
First Brands™ is a global automotive parts company that develops, markets and sells premium products through a portfolio of market-leading brands including: Raybestos® complete brake solutions, Centric® Parts replacement brake components, FRAM® filtration products, Luber-finer® filtration products, TRICO® wiper blades, ANCO® wiper blades, Carter® fuel and water pumps, Autolite® spark plugs, StrongArm® lift supports, and StopTech® performance brakes. The First Brands™ portfolio of world-class brands offers best-in-class technology, industry-leading engineering and manufacturing capabilities and superior customer service.

For additional information, please visit https://firstbrandsgroup.com/.

Forward Looking Statements
This release may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date they are made and give our current expectations or forecasts of future events. These forward-looking statements can be identified by the use of forward-looking words, such as “may,” “could,” “should,” “estimate,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “target,” “plan” or other comparable words, or by discussions of strategy that may involve risks and uncertainties.

These forward-looking statements are subject to numerous assumptions, risks and uncertainties which could materially affect our business, financial condition or future results including, but not limited to, risks and uncertainties with respect to: the ability of First Brands and Horizon Global to complete the transactions contemplated by the merger agreement, including the parties’ ability to satisfy the conditions to the consummation of the offer contemplated thereby and the other conditions set forth in the merger agreement; statements about the expected timetable for completing the transaction; First Brand’s and Horizon Global’s beliefs and expectations and statements about the benefits sought to be achieved in the proposed acquisition of Horizon Global, the potential effects of the acquisition on both First Brands and Horizon Global; the possibility of any termination of the merger agreement; the impact of the COVID-19 pandemic on Horizon Global’s business, results of operations, financial condition and liquidity, including, without limitation, supply chain and logistics issues and inflationary pressures; interest rate volatility; liabilities and restrictions imposed by Horizon Global’s debt instruments, including Horizon Global’s ability to comply with the applicable financial covenants related thereto or obtain any necessary amendments or waivers with respect to such financial covenants; market demand; competitive factors; supply constraints and shipping disruptions; material, logistics and energy costs, including the increased material costs resulting from the COVID-19 pandemic; inflation and deflation rates; the impact the conflict between Russia and Ukraine has on our business, financial condition or future results, including the duration and scope of such conflict, its impact on disruptions and inefficiencies in our supply chain and our ability to procure certain raw materials, as well as on our energy supply in Europe; technology factors; litigation; government and regulatory actions including the impact of any tariffs, quotas, or surcharges; Horizon Global’s accounting policies; future trends; general economic and currency conditions, including recessionary conditions and volatile interest rates; various conditions specific to Horizon Global’s business and industry; the success of Horizon Global’s action plan, including the actual amount of savings and timing thereof; the success of Horizon Global’s business improvement initiatives in Europe-Africa, including the amount of savings and timing thereof; Horizon Global’s exposure to product liability claims from customers and end users, and the costs associated therewith; factors affecting Horizon Global’s business that are outside of its control, including natural disasters and severe weather conditions (including those caused by climate change), global health pandemics, accidents and governmental actions; our ability to regain and remain in compliance with the New York Stock Exchange’s continued listing requirements; Horizon Global’s ability to continue as a going concern; and other risks that are discussed in Part I, Item 1A, “Risk Factors” in Horizon Global’s Annual Report on Form 10-K for the twelve months ended December 31, 2021 and Part II, Item 1A, “Risk Factors” in Horizon Global’s subsequent Quarterly Reports on Form 10-Q. The risks described in Horizon Global’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q are not the only risks facing Horizon Global. Additional risks and uncertainties not currently known to us or that we currently deemed to be immaterial also may materially adversely affect our business, financial position and results of operations or cash flows.

The cautionary statements set forth above should be considered in connection with any subsequent written or oral forward-looking statements that we or persons acting on our behalf may issue. We caution readers not to place undue reliance on forward-looking statements, which speak only as of the date of this release. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect Horizon Global. We do not undertake any obligation to review or confirm analysts’ expectations or estimates or to release publicly any revisions to any forward-looking statement to reflect events or circumstances after the date of this release or to reflect the occurrence of unanticipated events, except as otherwise required by law.

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